LORD ABBETT AFFILIATED FUND

Supplement dated June 25, 2013 to the

Prospectus dated March 1, 2013

This supplement supersedes and replaces the supplement dated June 11, 2013.

This Supplement updates certain information contained in the Fund’s Prospectus. Please review this important information carefully.

Effective June 11, 2013, Walter H. Prahl and Frederick J. Ruvkun, each a Partner and Director of Lord, Abbett & Co. LLC, will assume joint and primary responsibility for the day-to-day management of the Fund’s portfolio. The Fund will continue to seek long-term growth of capital and income by investing in equity securities of undervalued large companies. However, in conjunction with the change in portfolio management, the Fund will modify its investment emphasis and techniques. Specifically, the Fund will employ an equity income-oriented strategy and will become one of Lord Abbett’s Calibrated Funds, which utilize fundamental research and quantitative analysis as part of their investment process. The Fund may experience increased portfolio turnover while implementing these changes, which potentially may result in higher transaction costs, higher taxes, and lower performance. The specific changes are as follows:

•	Principal Investment Strategies. The description of the Fund’s principal investment strategies is amended to reflect the strategies described below. The types of instruments in which the Fund may invest, the Fund’s limit on foreign securities, and the existing parameters with respect to derivatives remain the same.

The Fund invests principally in dividend-paying equity securities of large companies that have the potential for capital appreciation. The Fund’s portfolio management team uses fundamental research and quantitative analysis to select the Fund’s investments.

In selecting investments, the Fund’s portfolio management team considers, among other things:

•	Dividend-Paying Securities. The portfolio management team seeks to invest in equity securities of large, established companies that pay dividends and that have the potential for long-term capital appreciation.

•	Quantitative Analysis. In addition to fundamental analysis, the Fund’s portfolio management team employs quantitative analysis, such as valuation and risk models and other quantitative analytical tools. The portfolio management team may do so to analyze the effects of various characteristics of the Fund’s overall portfolio and to assist in individual stock selection. Based on the portfolio management team’s assessment of these portfolio characteristics, the Fund may buy or sell securities as it seeks to optimize overall portfolio performance.

To manage the cash that the Fund receives as a result of new investments in the Fund or sales of its portfolio investments, or the cash that the Fund anticipates needing to meet redemptions of Fund shares or for purchases of portfolio investments, the Fund may invest in index futures or other derivatives. Please see the statement of additional information for further information concerning the Fund’s cash management practices.

•	Additional Principal Risks. The description of the Fund’s principal risks is amended to reflect the addition of the following. All principal risks described in the Fund’s prospectus continue to apply.

•	Investment Strategy Risk: The investment and risk management strategies used and securities selected by the Fund may fail to produce the intended result and the Fund may not achieve its objective. Through the integration of fundamental research and quantitative analysis, the Fund expects that stock selection is likely to be a primary driver of the Fund’s performance relative to its primary benchmark. To the extent that the performance consequences of overall portfolio attributes, such as sector weightings, are similar to those of the Fund’s benchmark, the remaining effect of stock selection on the Fund’s relative investment performance may be magnified. In addition, there is no guarantee that the Fund’s use of quantitative analytic tools will be successful. Factors that affect a security’s value can change over time and these changes may not be reflected in the Fund’s quantitative models. As a result of the risks associated with the Fund’s investment strategies, the Fund may underperform other funds with the same investment objective and which invest in large companies, even in a rising market.

•	Dividend Risk: Depending on market conditions, securities of dividend-paying companies that meet the Fund’s investment criteria may not be widely available. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. The dividend payments of the Fund’s portfolio companies may vary over time, and there is no guarantee that a company will pay a dividend at all. The reduction or elimination of dividends in the stock market as a whole may limit the Fund’s ability to produce current income. If dividend-paying companies are highly concentrated in only a few market sectors, then the Fund’s portfolio may become less diversified, and the Fund’s return may become more volatile.

•	Portfolio Turnover Risk: The Fund may engage in active and frequent trading in seeking to achieve its investment objective, and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but such costs can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

•	New Portfolio Managers. The information about the Fund’s portfolio manager is replaced with the following:

Portfolio Managers. The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Walter H. Prahl, Partner and Director, and Fredrick J. Ruvkun, Partner and Director, head the Fund’s team and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Prahl and Ruvkun joined Lord Abbett in 1997 and 2006, respectively, and have been members of the Fund’s team since 2013.

If you have questions regarding the changes described above, please contact your financial intermediary or call the Fund at 888-522-2388. More information about the Fund, including copies of the Fund’s Summary Prospectus and Prospectus, is available free of charge at www.lordabbett.com or by calling 888-522-2388.

Please retain this document for your future reference.